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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 27, 2004


                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        000-19960                                         02-0405716
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(Commission File Number)                       (IRS Employer Identification No.)


                           175 CABOT STREET, SUITE 503
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                           LOWELL, MASSACHUSETTS 01854
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On October 27, 2004, Datawatch Corporation (the "Company") granted options to purchase common stock of the Company (the "Options") to certain executive officers and a newly elected non-employee member of the Company's Board of Directors. The Options were granted pursuant to the Company's 1996 Stock Plan (the "Plan").

            The following executive officers and non-employee director were granted Options, subject to certain conditions as described further below:



                                                       Option to Purchase Number
Name                Title or Position                  of Shares of Common Stock
----                -----------------                  -------------------------

Robert Hagger       President and CEO                           10,000

John Kitchen,III    Senior Vice President, Desktop               5,000
                      and Server Products

Calvin MacKay       Senior Vice President, Enterprise            5,000
                      Solutions

Thomas Kelly        Director                                     5,334


            The Options entitle the recipient to purchase the stated number of shares at a price of $3.22 per share, which is the fair market value of a share of the Company's common stock on the date of the grant. The Options will vest quarterly over three years. The specific terms and conditions of the Options are governed by both the Plan, which is incorporated herein by reference as an exhibit to this report, and the Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement, as applicable, forms of which are attached as exhibits to this report.

            Also on October 27, 2004, the Compensation and Stock Committee approved an executive sales incentive plan for fiscal 2005. The plan provides for payment of a commission of 2% of any increase in the revenues of desktop and server products (primarily Monarch), compared to the same period in fiscal 2004, to John Kitchen, Senior Vice President of Desktop and Server Products, and 1% of any increase in the revenues of enterprise products (including Datawatch/ES, Visual/QSM and Visual/HD), compared to the same period in fiscal 2004, to Calvin MacKay, Senior Vice President of Enterprise Solutions. The payments will be measured and paid on a quarterly basis. A description of the plan is attached as an exhibit to this report.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            (d) Election of New Director.

                    On October 27, 2004, Thomas Kelly was appointed to the Board of Directors of the Company. Mr. Kelly was appointed to the Board to fill the seat left vacant by the resignation of Kevin Morano, which was accepted by the Board on May 18, 2004. Mr. Kelly is expected to be named to the Audit Committee and the Compensation of Stock Committee of the Board of Directors.

                    On October 27, 2004, the Company issued a press release regarding the appointment of Mr. Kelly. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                    The following Exhibits are filed as part of this report:

            EXHIBIT NO.     DESCRIPTION
            -----------     -----------

               10.1 1996 Stock Plan of Datawatch Corporation (previously filed as Appendix A to the Company's Proxy Statement on Schedule 14A, dated January 27, 2003, and incorporated herein by reference)
               10.2         Form of Incentive Stock Option Agreement
               10.3         Form of Non-Qualified Stock Option Agreement
               10.4         Description of Fiscal 2005 Executive Sales Incentive
                            Plan
               99.1         Press Release dated October 27, 2004


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DATAWATCH CORPORATION


Date: November 2, 2004
                                   By: /s/ Robert W. Hagger
                                       -------------------------
                                   Name: Robert W. Hagger
                                   Title: President and Chief Executive Officer